                                                                  Exhibit 99.1

                                                                  Execution Copy


                           THE NEW YORK TIMES COMPANY

                                  $300,000,000

                           MEDIUM-TERM NOTES, SERIES B

                    Due More Than 9 Months from Date of Issue

                             DISTRIBUTION AGREEMENT

                                                              September 17, 2002


J.P. MORGAN SECURITIES INC.
BANC OF AMERICA SECURITIES LLC
BANC ONE CAPITAL MARKETS, INC.



Dear Sirs:

      The New York Times Company, a New York corporation (the "COMPANY"), confirms its agreement with each of you with respect to the issue and sale from time to time by the Company of up to $300,000,000 aggregate initial public offering price of its Medium-Term Notes, Series B Due More Than 9 Months from Date of Issue (the "NOTES"). The Notes will be issued under an Indenture dated as of March 29, 1995 as supplemented by the First Supplemental Indenture dated as of August 21, 1998 and the Second Supplemental Indenture dated as of July 26, 2002 (the Indenture as so supplemented, the "INDENTURE") between the Company and JPMorgan Chase Bank (formerly known as Chemical Bank), as Trustee (the "TRUSTEE"), and will have the maturities, interest rates, redemption provisions, if any, and other terms as set forth in supplements to the Basic Prospectus referred to below.

      The Company hereby appoints J.P. Morgan Securities Inc. ("JPMORGAN"), Banc of America Securities LLC ("BANC OF AMERICA") and Banc One Capital Markets, Inc. ("BANC ONE") (individually, an "AGENT" and collectively, the "AGENTS") as its agents, subject to Section 11, for the purpose of soliciting and receiving offers to purchase Notes from the Company by others and, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees to use reasonable efforts to solicit and receive offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. The Company may appoint one or more new agents in accordance with the provisions of Section 11. In addition, any Agent may also purchase Notes as principal pursuant to the terms of a terms agreement relating to such sale (a "TERMS AGREEMENT") in accordance with the provisions of Section 2(b) hereof.

      The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement (File No. 333-97199), including a prospectus, relating to the Notes. Such registration statement, including the exhibits thereto, as amended at the Commencement Date (as hereinafter defined), is hereinafter referred to as the "REGISTRATION STATEMENT." The Company proposes to file with the Commission from time to time, pursuant to Rule 424 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), supplements to the prospectus included in the Registration Statement that will describe certain terms of the Notes. The prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the "BASIC PROSPECTUS." The term "PROSPECTUS" means the Basic Prospectus together with the prospectus supplement or supplements (each a "PROSPECTUS SUPPLEMENT") specifically relating to Notes, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424. As used herein, the terms "BASIC PROSPECTUS" and "PROSPECTUS" shall include in each case the documents, if any, incorporated by reference therein. The terms "SUPPLEMENT" and "AMENDMENT" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and "AMEND" and "SUPPLEMENT" shall include the filing of such documents with the Commission.

      1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with each Agent as of the Commencement Date, as of each date on which an Agent solicits offers to purchase Notes, as of each date on which the Company accepts an offer to purchase Notes (including any purchase by an Agent pursuant to a Terms Agreement), as of each date the Company issues and delivers Notes and as of each date the Registration Statement or the Basic Prospectus is amended or supplemented, as follows (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):

            (a) The Registration Statement has been filed with the Commission and has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and, to the knowledge of the Company, no proceedings for such purpose are pending before or threatened by the Commission.

            (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder,
      (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that (A) the representations and warranties set forth in this paragraph do not apply (1) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to an Agent furnished to the Company in writing by such Agent expressly for use therein or (2) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "TRUST
      INDENTURE ACT"), of the Trustee and (B) the representations and warranties set forth in clauses 1 (b)(iii) and 1 (b)(iv) above, when made as of the Commencement Date or as of any date on which an Agent solicits offers to purchase Notes or on which the Company accepts an offer to purchase Notes, shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a supplement to the Basic Prospectus.

            (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of New York, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

            (d) Each subsidiary of the Company that in accordance with generally accepted accounting principles is consolidated with the Company in the Company's consolidated financial statements AND that generated 7% or more of the revenues or held 7% or more of the assets, of the Company and its consolidated subsidiaries for or at the end of the most recently completed fiscal year of the Company for which an Annual Report on Form 10-K or proxy statement of the Company containing audited financial results has been filed with the Commission (each, a "Significant Subsidiary") is set forth on Schedule 1 attached hereto and has been duly incorporated or formed and is an existing corporation or other legal entity and, to the extent applicable, is in good standing under the laws of the jurisdiction of its incorporation, with corporate or other applicable power and authority to own its properties and conduct its business as described in the Prospectus; and each Significant Subsidiary of the Company is duly qualified to do business as a foreign corporation or other legal entity and, and to the extent applicable, is in good standing, in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries taken as a whole;
      all of the issued and outstanding capital stock or other equity interests of each Significant Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock or other equity interests of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens and encumbrances.

            (e) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (f) The Notes have been duly authorized; and when the Notes are authenticated by the Trustee and delivered and paid for pursuant to any applicable Terms Agreement on the Closing Date (as defined below), such Notes will have been duly executed, authenticated, issued and delivered and will conform in all material respects to the description thereof contained in the Prospectus, and such Notes will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (g) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and any applicable Terms Agreement in connection with the issuance and sale of the Notes by the Company, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state (or foreign) securities laws and except such which the failure to obtain or make would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

            (h) The execution, delivery and performance of the Indenture, this Agreement and any applicable Terms Agreement and the issuance and sale of the Notes and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary or any of their properties, or any agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the properties of the Company or any Significant Subsidiary is subject, or the charter or by-laws (or other applicable constituent documents) of the Company or any

      Significant Subsidiary except (i) that any rights to indemnity and contribution herein may be limited by federal and state securities laws and public policy considerations and (ii) for such breaches, violations and defaults as would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company has full corporate power and authority to authorize, issue and sell the Notes as contemplated by this Agreement and any applicable Terms Agreement.

            (i) Each of this Agreement and any applicable Terms Agreement has been duly authorized, executed and delivered by the Company.

            (j) Except as disclosed in the Prospectus, the Company and its Significant Subsidiaries have good title to all real properties and all other properties and assets owned by them that are material to the Company and its subsidiaries taken as a whole, in each case free from liens and encumbrances that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Significant Subsidiaries hold any leased real or personal property that are material to the Company and its subsidiaries taken as a whole, under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

            (k) The Company and the Significant Subsidiaries possess all certificates, authorities or permits issued by appropriate governmental agencies or bodies that are material to the Company and its subsidiaries taken as a whole and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

            (l) To the knowledge of the Company, except as disclosed in the Prospectus, no labor dispute with the employees of the Company or any subsidiary exists or is imminent that might have a material adverse effect on the Company and its subsidiaries taken as a whole.

            (m) The Company and the Significant Subsidiaries own, possess, license or can acquire on reasonable terms, all trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") that are material to the Company and its subsidiaries taken as a whole and have not received any notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

            (n) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), or to the knowledge of the Company is liable for any off-site disposal or contamination pursuant to any environmental laws, in each case which violations, contaminations or liabilities would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

            (o) Except as disclosed in the Prospectus (and except for pending or threatened libel suits in which adverse determinations are unlikely), there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, the Terms Agreement (including the provisions of this Agreement), or which are otherwise materially adverse in the context of the sale of the Notes; and, to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

            (p) The financial statements included in the Registration Statement and Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, subject in the case of interim financial statements to normal recurring year-end adjustments, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and any schedules included in the Registration Statement present fairly the information required to be stated therein.

            (q) Except as disclosed in the Prospectus, since the date of the latest financial statements included in the Prospectus, there has been no material adverse change, nor any development or event reasonably likely to result in a prospective material adverse change, in the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus and except for regular quarterly cash dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (r) The Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

      2.  SOLICITATIONS AS AGENT; PURCHASES AS PRINCIPAL.

            (a) SOLICITATIONS AS AGENT. In connection with an Agent's actions as agent hereunder, such Agent agrees to use reasonable efforts to solicit offers to purchase Notes upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

            The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of at least one business day's prior notice from the Company, the Agents will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. While such solicitation is suspended, the Company shall not be required to deliver any certificates, opinions or letters in accordance with Sections 5(a), 5(b) and 5(c); PROVIDED, HOWEVER, that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes or for a change the Agents deem to be immaterial), no Agent shall be required to resume soliciting offers to purchase Notes until the Company has delivered such certificates, opinions and letters as such Agent may request.

            The Company agrees to pay to each Agent, as consideration for the sale of each Note resulting from a solicitation made or an offer to purchase received by such Agent, a commission in the form of a discount from the purchase price of such Note (unless otherwise agreed upon between the applicable Agent and the Company) equal to the percentage set forth below of the purchase price of such Note:

                                                        COMMISSION
                       TERM                                RATE
       -------------------------------------        ------------------
       From 9 months to less than 1 year                  .125%
       From 1 year to less than 18 months                 .150%
       From 18 months to less than 2 years                .200%
       From 2 years to less than 3 years                  .250%


       From 3 years to less than 4 years                  .350%
       From 4 years to less than 5 years                  .450%
       From 5 years to less than 6 years                  .500%
       From 6 years to less than 7 years                  .550%
       From 7 years to less than 10 years                 .600%
       From 10 years to less than 15 years                .625%
       From 15 years to less than 20 years                .700%
       From 20 years to less than 30 years                .750%
       From 30 years and beyond                      To be negotiated


            Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by such Agent as agent that in its judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase Notes and may reject any offer in whole or in part. Each Agent shall have the right to reject any offer to purchase Notes that it considers to be unacceptable, and any such rejection shall not be deemed a breach of its agreements contained herein. The procedural details relating to the issue and delivery of Notes sold by the Agents as agents and the payment therefor shall be as set forth in the Administrative Procedures (as hereinafter defined).

            (b) PURCHASES AS PRINCIPAL. Each sale of Notes to an Agent as principal shall be made in accordance with the terms of this Agreement. In connection with each such sale, the Company will enter into a Terms Agreement that will provide for the sale of such Notes to and the purchase thereof by such Agent. Each Terms Agreement will take the form of either
      (i) a written agreement between such Agent and the Company, which may be substantially in the form of Exhibit A hereto (a "WRITTEN TERMS AGREEMENT"), or (ii) an oral agreement between such Agent and the Company confirmed in writing by such Agent to the Company in the form of Exhibit A hereto.

            An Agent's commitment to purchase Notes pursuant to a Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes. Each such Terms Agreement may also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to Section 4 hereof. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by such Agent.

            Each Terms Agreement shall specify the time and place of delivery of and payment for such Notes. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Notes purchased by an Agent as principal and the payment therefor shall be as set forth in the Administrative Procedures. Each date of delivery of and payment for Notes to be purchased by an Agent pursuant to a Terms Agreement is referred to herein as a "SETTLEMENT DATE."

            Unless otherwise specified in a Terms Agreement, if an Agent is purchasing Notes as principal such Agent may resell such Notes to other dealers. Any such sales may be at a discount, which shall not exceed the amount set forth in the Prospectus Supplement relating to such Notes.

            (c) ADMINISTRATIVE PROCEDURES. The Agents and the Company agree to perform the respective duties and obligations specifically provided to be performed in the Medium-Term Notes Administrative Procedures (attached hereto as Exhibit B) (the "ADMINISTRATIVE PROCEDURES"), as amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and the Agents.

            (d) DELIVERY. The documents required to be delivered by Section 4 of this Agreement as a condition precedent to each Agent's obligation to begin soliciting offers to purchase Notes as an agent of the Company shall be delivered at the office of Sullivan and Cromwell, counsel for the Agents, not later than 5:00 p.m., New York City time, on the date hereof, or at such other time and/or place as the Agents and the Company may agree upon in writing, but in no event later than the day prior to the earlier of (i) the date on which the Agents begin soliciting offers to purchase Notes and (ii) the first date on which the Company accepts any offer by an Agent to purchase Notes pursuant to a Terms Agreement. The date of delivery of such documents is referred to herein as the "COMMENCEMENT DATE."

            (e) OBLIGATIONS SEVERAL. The Company acknowledges that the obligations of the Agents under this Agreement are several and not joint.

      3.  AGREEMENTS.  The Company agrees with each Agent that:

            (a) Prior to the termination of the offering of the Notes pursuant to this Agreement or any Terms Agreement, the Company will not file any Prospectus Supplement relating to the Notes or any amendment to the Registration Statement unless the Company has previously furnished to the Agents copies thereof for their review and will not file any such proposed supplement or amendment to which the Agents reasonably object; PROVIDED, HOWEVER, that (i) the foregoing requirement shall not apply to any of the Company's periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, copies of which filings, in the case of quarterly reports on Form 10-Q and annual reports on Form 10-K, the Company will cause to be delivered to the Agents promptly after being transmitted for filing with the Commission and (ii) any Prospectus Supplement that merely sets forth the terms or a description of particular Notes (each a "PRICING SUPPLEMENT") shall only be reviewed and approved by the Agent or Agents offering such Notes. Subject to the foregoing sentence, the Company will promptly cause each Prospectus Supplement to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act. The Company will promptly advise the Agents (i) of the filing of any amendment or supplement to the Basic Prospectus (except that notice of the filing of an amendment or supplement to the Basic Prospectus that merely sets forth the terms or a description of particular Notes shall only be given to the Agent or Agents offering such Notes), (ii) of the filing and effectiveness of any amendment to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Basic Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof. If the Basic Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, no Agent shall be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied with such document.

            (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus, as then amended or supplemented, is delivered to a purchaser, not misleading, or if, in the opinion of the Agents or in the opinion of the Company, it is necessary at any time to amend or supplement the Prospectus, as then amended or supplemented, to comply with applicable law, the Company will immediately notify the Agents by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Notes and, if so notified by the Company, the Agents shall forthwith suspend such solicitation and cease using the Prospectus, as then amended or supplemented. If the Company shall decide to amend or supplement the Registration Statement or Prospectus, as then amended or supplemented, it shall so advise the Agents promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and, subject to Section 3(a), cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to the Agents, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to the Agents in such quantities as they may reasonably request. If any documents, certificates, opinions and letters furnished to the Agents pursuant to Sections 3(f), 5(a), 5(b) and 5(c) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to the Agents, upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, the Agents will resume the solicitation of offers to purchase Notes hereunder. Notwithstanding any other provision of this paragraph, for a period of 45 days after the Settlement Date of any purchase of Notes by an Agent as principal, if any event described above in this paragraph occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to such Agent, will supply such amended or supplemented Prospectus to such Agent in such quantities as it may reasonably request and shall furnish to such Agent pursuant to Sections 3(f), 5(a), 5(b) and 5(c) such documents, certificates, opinions and letters as it may request in connection with the preparation and filing of such amendment or supplement.

            (c) The Company will make generally available to its security holders and to the Agents as soon as practicable earning statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering twelve-month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement with respect to each sale of Notes. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

            (d) The Company will furnish to each Agent, without charge, a conformed copy of the Registration Statement, including exhibits and all amendments thereto, and as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as such Agent may reasonably request.

            (e) The Company will endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to maintain such qualifications for as long as the Agents shall reasonably request; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

            (f) The Company shall furnish to the Agents such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Administrative Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as the Agents may from time to time reasonably request.

            (g) The Company shall notify the Agents promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

            (h) The Company will, whether or not any sale of Notes is consummated, pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including:
      (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Notes, (iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (iv) the qualification of the Notes under securities or Blue Sky laws in accordance with the provisions of
      Section 3(e), including filing fees and the fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda, (v) the printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Agents of copies of any Blue Sky or Legal Investment Memoranda, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors and
      (ix) the fees and disbursements of counsel for the Agents incurred in connection with the offering and sale of the Notes, including any opinions to be rendered by such counsel hereunder, and (x) any reasonable out-of-pocket expenses incurred by the Agents; PROVIDED that any advertising expenses incurred by the Agents shall have been approved by the Company.

            (i) During the period beginning the date of any Terms Agreement and continuing to and including the Settlement Date with respect to such Terms

      Agreement, the Company will not, without the prior written consent of each Agent that is party to such Terms Agreement, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to such Notes (other than (i) the Notes that are to be sold pursuant to such Terms Agreement, (ii) Notes previously agreed to be sold by the Company and (iii) commercial paper issued in the ordinary course of business), except as may otherwise be provided in such Terms Agreement.

      4. CONDITIONS OF THE OBLIGATIONS OF THE AGENTS. Each Agent's obligation to solicit offers to purchase Notes as agent of the Company, each Agent's obligation to purchase Notes pursuant to any Terms Agreement and the obligation of any other purchaser to purchase Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of an Agent's obligation to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of an Agent's or any other purchaser's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of issuance and delivery) and (in each case) to the following additional conditions precedent when and as specified:

            (a)   Prior to such solicitation or purchase, as the case may be:

            (i) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made, that, in the judgment of the relevant Agent, is material and adverse and that makes it, in the judgment of such Agent, impracticable or inadvisable to proceed with the offering, sale or delivery of the Notes on the terms and in the manner contemplated by the Prospectus, as so amended or supplemented;

            (ii) there shall not have occurred any (A) suspension or material limitation of trading generally on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, or the over-the-counter market, (B) suspension of trading of any securities of or guaranteed by the Company on any exchange or in any over-the-counter market, (C) declaration of a general moratorium on commercial banking activities in New York by either Federal or New York State authorities or (D) any outbreak or escalation of hostilities or the declaration by the United States of a national emergency or war or any change in financial markets or any calamity or crisis that, in the judgment of the relevant Agent, is material and adverse and, in the case of any of the events described in clauses 4(a)(ii)(A) through 4(a)(ii)(D), such event, singly or together with any other such event, makes it, in the judgment of such Agent, impracticable or inadvisable to proceed with the offering, sale or delivery of the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made; and

            (iii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (A) except, in each case described in Section 4(a)(i),
            4(a)(ii) or 4(a)(iii) above, as disclosed to the relevant Agent in writing by the Company prior to such solicitation or, in the case of a purchase of Notes, as disclosed to the relevant Agent before the offer to purchase such Notes was made or (B) unless in each case described in Section 4(a)(ii) above, the relevant event shall have occurred and been known to the relevant Agent before such solicitation or, in the case of a purchase of Notes, before the offer to purchase such Notes was made.

            (b) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received:

            (i) The opinion, dated as of such date, of Morgan Lewis & Bockius LLP, outside counsel for the Company, to the effect that:

                  (A) The Company has been duly incorporated and is an
            existing corporation in good standing under the laws of the State of New York, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as then amended or supplemented;

                  (B) The Indenture has been duly authorized, executed and
            delivered by the Company and has been duly qualified under the Trust Indenture Act; the Notes have been duly authorized; the Indenture constitutes and, when executed, authenticated, issued and delivered in the manner provided in the Indenture and paid for by the purchasers thereof on the date of such opinion, the Notes will constitute, valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            and the Notes, when so issued and delivered and sold will conform in all material respects to the description thereof contained in the Prospectus;

                  (C) To such counsel's knowledge, no consent, approval,
            authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by any applicable Written Terms Agreement (including the provisions of this Agreement) in connection with the issuance or sale of the Notes by the Company, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state or foreign securities laws (with respect to which counsel need express no opinion);

                  (D) The execution, delivery and performance of the
            Indenture and any applicable Written Terms Agreement (including the provisions of this Agreement) and the issuance and sale of the Notes and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any applicable statute, or any rule, regulation or order known to such counsel of any governmental agency or body or any court having jurisdiction over the Company or any Significant Subsidiary or any material portion of their properties (except that any rights to indemnity and contribution under this Agreement may be limited by federal and state securities laws and public policy concerns), or any agreement identified by the Agents (which shall be listed on a schedule annexed to such opinion), or the charter or by-laws of the Company, and the Company has full corporate power and authority to authorize, issue and sell the Notes as contemplated by any applicable Written Terms Agreement;

                  (E) The Registration Statement has become effective under
            the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act. The registration statement relating to the Registered Securities, as of its effective date, the Registration Statement and the Prospectus, as of the date of any applicable Written Terms Agreement (except, in each case, for financial statements and schedules as to which counsel need express no opinion), complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations;

                  (F) While such counsel is not passing upon and does not
            assume responsibility for, and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except the statements made under the caption "Description of Debt Securities", "Description of Notes" and "Tax Considerations" insofar as they relate to legal matters), nothing has come to the attention of such counsel in the course of participating with officers and representatives of the Company in the preparation of the Registration Statement that would lead such counsel to believe that, insofar as relevant to the offering of the Notes, any part of the Registration Statement, when such part became effective, as of the date of any applicable Written Terms Agreement or as of the date of such opinion (except for financial statements and schedules and other financial and statistical data contained therein, as to which counsel need express no opinion and, if at the time of rendering such opinion an opinion in the form required by Section 4(b)(ii) hereof is delivered, then excluding the documents incorporated by reference into the Registration Statement, as to which counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of any Written Terms Agreement or as of the date of such opinion (except for financial statements and schedules and other financial and statistical data contained therein, as to which counsel need express no opinion and, if at the time of rendering such opinion an opinion in the form required by Section 4(b)(ii) hereof is delivered then, excluding the documents incorporated by reference into the Registration Statement, as to which counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (G) The Distribution Agreement and any applicable Written
            Terms Agreement have been duly authorized, executed and delivered by the Company.

            Such opinion may state (i) that it is limited to the laws of New York and the federal laws of the United States and (ii) that as to matters of fact it has been rendered in reliance on certificates of the Company, officers thereof and public official.

            (ii) The opinion, dated as of such date, of Solomon B. Watson IV, Esq., Senior Vice President and General Counsel of the Company, to the effect that:

                  (A) Each Significant Subsidiary has been duly incorporated or formed and is an existing corporation or other legal entity, and to the extent applicable, is in good standing under the laws of the state of its incorporation or formation, with corporate, or other applicable, power and authority to own its properties and conduct its business as described in the Prospectus as then amended or supplemented;

                  (B) The execution, delivery and performance of the
            Indenture, Distribution Agreement, and any applicable Written Terms Agreement and the issuance and sale of the Notes and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material agreement or instrument known to such counsel to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any material portion of the properties of the Company or any Significant Subsidiary is subject, or the charter or by-laws of any Significant Subsidiary, except for such breaches, violations and defaults as would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (C) after due inquiry, such counsel does not know of any
            legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, or to be filed or incorporated by reference as exhibits to such Registration Statement that are not described, filed or incorporated as required;

                  (D) the Company is not and, after giving effect to the
            offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                  (E) While such counsel is not passing upon and does not
            assume responsibility for, and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, nothing has come to the attention of counsel in the course of participating with officers and representatives of the Company in the preparation of the Registration Statement that would lead counsel to believe that, insofar as relevant to the offering of the Notes, any part of the Registration Statement, when such part became effective, as of the date of any applicable Terms Agreement or as of the date of such opinion (except for financial statements and schedules and other financial data contained therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of any applicable Terms Agreement or as of the date of such opinion (except for financial statements and schedules and other financial data contained therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                  (F) Such counsel (1) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus, as then amended or supplemented (except for financial statements and schedules included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (2) is of the opinion that the Registration Statement and Prospectus, as then amended or supplemented, if applicable (except for financial statements and schedules included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder; PROVIDED that in the case of an opinion delivered on the Commencement Date or pursuant to Section 5(b), the opinion and belief set forth in clause 4(b)(ii)(F)(2) above shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a supplement to the Basic Prospectus.

            Such opinion may state that (i) it is limited to the law of New York, except to the extent that matters contained in paragraph
            (i) pertain to the laws of jurisdiction other than New York (with respect to which counsel may rely, and the opinion may so state, on opinions of local counsel and/or certificates of public officials), and (ii) that as to matters of fact it has been rendered in reliance on certificates of the Company, officers thereof, and public officials.

            (iii) The opinion, dated as of such date, of Sullivan & Cromwell, counsel for the Agents, such opinion, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Notes, the Registration Statement, the Prospectus and other related matters as the Representative may require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

            The opinion of Morgan, Lewis & Bockius LLP described in Section 4(b)(i) above shall be rendered to the Agents at the request of the Company and shall so state therein.

            (c) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received a certificate, dated the Commencement Date or such Settlement Date, as the case may be, and signed by an executive officer of the Company, to the effect set forth in Sections 1(g) and 4(a)(iii) and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of such date in all material respects and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date.

            The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

            (d) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, Deloitte & Touche LLP independent public accountants, shall have furnished to the relevant Agents a letter or letters, dated the Commencement Date or such Settlement Date, as the case may be, in form and substance satisfactory to such Agents containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus, as then amended or supplemented.

            (e) On the Commencement Date and on each Settlement Date, the Company shall have furnished to the relevant Agents such appropriate further information, certificates and documents as they may reasonably request.

      5. ADDITIONAL AGREEMENTS OF THE COMPANY. (a) Each time the Registration Statement or Prospectus is amended or supplemented (other than by a Pricing Supplement or an amendment or supplement providing for a change the Agents deem to be immaterial), the Company will deliver or cause to be delivered forthwith to each Agent a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to the Agents, of the same tenor as the certificate referred to in Section 4(c) relating to the Registration Statement or the Prospectus as amended or supplemented to the time of delivery of such certificate.

            (b) Each time the Company furnishes a certificate pursuant to
      Section 5(a), the Company will furnish or cause to be furnished forthwith to each Agent a written opinion of independent counsel for the Company, and/or of the General Counsel of the Company. Any such opinions shall be dated the date of such amendment or supplement, as the case may be, shall be in a form satisfactory to the Agents and shall be of the same tenor as the opinion referred to in Sections 4(b)(i) and 4(b)(ii), respectively, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion. In lieu of such opinions, each counsel last furnishing such an opinion to an Agent may furnish to each Agent a letter to the effect that such Agent may rely on such last opinion to the same extent as though it were dated the date of such letter (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter.)

            (c) Each time the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Prospectus, the Company shall cause its independent public accountants forthwith to furnish each Agent with a letter, dated the date of such amendment or supplement, as the case may be, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section 4(d), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented to the date of such letter.

      6. INDEMNITY AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls any Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim, and will reimburse such Agent or person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Agent furnished to the Company in writing by such Agent expressly for use therein.

            (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Agent, but only with reference to information relating to such Agent furnished to the

      Company in writing by such Agent expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto.

            (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 6(a) or 6(b) above, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to appoint counsel reasonably satisfactory to indemnified party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Agents that are indemnified parties, in the case of parties indemnified pursuant to Section 6(a) above, and by the Company, in the case of parties indemnified pursuant to Section 6(b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (d) To the extent the indemnification provided for in Section 6(a) or 6(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other hand from the offering of such Notes or (ii) if the allocation provided by clause 6(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) above but also the relative fault of the Company on the one hand and each Agent on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other hand in connection with the offering of such Notes shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by each Agent in respect thereof. The relative fault of the Company on the one hand and each Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each Agent's obligation to contribute pursuant to this Section 6 shall be several in the proportion that the principal amount of the Notes the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Notes the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities, and not joint.

            (e) The Company and the Agents agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by PRO RATA allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 6(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes referred to in Section 6(d) that were offered and sold to the public through such Agent exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            (f) The indemnity and contribution provisions contained in this
      Section 6, representations, warranties and other statements of the Company, its officers and the Agents set forth in or made pursuant to this Agreement or any Terms Agreement will remain in full force and effect regardless of (i) any termination of this Agreement or any such Terms Agreement, (ii) any investigation made by or on behalf of any Agent or any person controlling any Agent or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Notes.

      7. POSITION OF THE AGENTS. In acting under this Agreement and in connection with the sale of any Notes by the Company (other than Notes sold to an Agent pursuant to a Terms Agreement), each Agent is acting solely as agent of the Company and does not assume any obligation towards or relationship of agency or trust with any purchaser of Notes. An Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to such Agent the commission it would have received had such sale been consummated.

      8. TERMINATION. This Agreement may be terminated at any time by the Company or, as to any Agent, by the Company or such Agent upon the giving of written notice of such termination to the other parties hereto, but without prejudice to any rights, obligations or liabilities of any party hereto accrued or incurred prior to such termination. The termination of this Agreement shall not require termination of any Terms Agreement, and the termination of any such Terms Agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of the third paragraph of Section 2(a), Section 2(e), the last sentence of Section 3(b) and Sections 3(c), 3(h), 6, 7, 9, 10 and 13 shall survive; PROVIDED that if at the time of termination an offer to purchase Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of such Notes has not occurred, the provisions of

Sections 1, 2(b), 2(c), 3(a), 3(b), 3(d), 3(e), 3(f), 3(g), 3(i), 4 and 5
shall also survive until such delivery has been made.

      9. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to J.P. Morgan Securities Inc., will be mailed, delivered or telefaxed and confirmed to J.P. Morgan Securities Inc. at 7th Floor, 270 Park Avenue, New York, New York, 10017, Attention:
Transactions Execution Group (telefax number: 212-834-6702), if sent to Banc of America Securities LLC or Banc One Capital Markets, Inc., will be mailed, delivered or telefaxed and confirmed to Banc of America Securities LLC at Banc of America Corporate Center, 100 North Tryon Street, Charlotte, NC 28255, Attention: MTN Desk (telefax number: 704-388-9939) or Banc One Capital Markets, Inc. at I Bank One Plaza, Suite IL1-0595, 8th Floor, Chicago, IL 60670, Attention: Investment Grade Securities (telefax number: 312-732-4773) or, if sent to the Company, will be mailed, delivered or telefaxed and confirmed to the Company at 229 West 43rd Street, New York, New York 10036,
Attention: R. Anthony Benten, Treasurer (telefax number (212) 556-1646) with a copy to Solomon B. Watson IV, Esq., Senior Vice President, Secretary and General Counsel (telefax number (212) 556-4634).

      10. SUCCESSORS. This Agreement and any Terms Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in
Section 6 and the purchasers of Notes (to the extent expressly provided in Section 4), and no other person will have any right or obligation hereunder.

      11. AMENDMENTS; APPOINTMENT OF NEW AGENTS. (a) This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; PROVIDED that the Company may from time to time appoint new agents in accordance with sub-sections (b) and (c) of this Section 11.

            (b) The Company may appoint one or more new agents for the duration of this Agreement or, with regard to a particular tranche of Notes, one or more new agents for the purposes of that tranche, in either case upon the terms of this Agreement, PROVIDED that:

            (i) any new agent shall have first delivered to the Company an Agent Accession Letter substantially in the form set out in Part I or III (as appropriate) of Exhibit C hereto or executed a Terms Agreement substantially in the form set out in Exhibit A hereto; and

            (ii) the Company shall have delivered to such new agent a Confirmation Letter substantially in the form set out in Part II or IV (as appropriate) of Exhibit C hereto or executed a Terms Agreement substantially in the form set out in Exhibit A hereto.

Upon appointment, such new agent shall, subject to the terms of the relevant Agent Accession Letter and the relevant Confirmation Letter, become a party to this Agreement, vested with all authority, rights, powers, duties and obligations of an Agent as if originally named as an Agent hereunder; PROVIDED that except in the case of the appointment of a new agent for the duration of the Program, following the issue of the Notes of the relevant tranche, the relevant new agent shall have no further such authority, rights, powers, duties or obligations except such as may have accrued prior to or in connection with the issue of the relevant Notes.

            (c) The Company shall at least three days prior to such appointment promptly notify the other Agents of any proposed appointment of a new agent for the duration of the Program and shall promptly supply to such parties a copy of any Agent Accession Letter and Confirmation Letter. No such notice shall be required to be given in the case of an appointment of a new agent for a particular issue of Notes.

      12. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      13. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE-OF-LAW RULES THEREOF WHICH MIGHT APPLY THE LAWS OF ANY OTHER JURISDICTION.

      14. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.

                                               Very truly yours,

                                               THE NEW YORK TIMES COMPANY



                                               By: /s/ Rhonda L. Brauer
                                                   ----------------------
                                                   Name:  Rhonda L. Brauer
                                                   Title: Assistant Secretary

The foregoing Agreement is hereby
   confirmed and accepted as of the date
   first above written.

J.P. MORGAN SECURITIES INC.


By: /s/ Kyle Kimball
   --------------------------------
   Name:   Kyle Kimball
   Title:  Vice President


BANC OF AMERICA SECURITIES LLC


By: /s/ Lily Chang
   --------------------------------
   Name:  Lily Chang
   Title: Principal


BANC ONE CAPITAL MARKETS, INC.


By: /s/ Dana R. Levenson
   --------------------------------
   Name:  Dana R. Levenson
   Title: Managing Director

                                                                     SCHEDULE 1


                            SIGNIFICANT SUBSIDIARIES

1.  Globe Newspaper Company, Inc., a Massachusetts corporation
2.  The New York Times Sales Company, a Massachusetts business trust
3.  NYT Broadcast Holdings, LLC, a Delaware limited liability company
4.  NYT Capital, Inc., a Delaware corporation
5.  NYT Holdings, Inc., an Alabama corporation
6.  NYT Management Services, a Massachusetts business trust
7.  Worcester Telegram & Gazette Corporation, a Massachusetts corporation
8.  New York Times Management Services, a Massachusetts business trust

                                                                      EXHIBIT A


                           THE NEW YORK TIMES COMPANY

                          MEDIUM-TERM NOTES, SERIES B

                                 TERMS AGREEMENT

                                    ___________, 200_


THE NEW YORK TIMES COMPANY
229 West 43rd Street, 13th floor
New York, New York 10036

Attention:  Treasurer

      RE:   DISTRIBUTION AGREEMENT DATED SEPTEMBER 17, 2002 (THE
            "DISTRIBUTION AGREEMENT")

      We agree to purchase your Medium-Term Notes having the following terms:

      We agree to purchase, [severally and not jointly,]* the principal amount of Notes set forth below opposite our names:

                                                        PRINCIPAL AMOUNT
                        NAME                                OF NOTES
----------------------------------------------------    ----------------
J.P. Morgan Securities Inc.
[Insert syndicate list]*                                ----------------
    Total...........................................    $
                                                        ================

      The Notes shall have the following terms:


ALL NOTES:                        FIXED RATE NOTES:                   FLOATING RATE NOTES:
Principal amount:                 Interest rate:                      Interest rate basis
Purchase price:                   Interest payment dates:             Index maturity:
Price to public:                  Applicability of                    Spread:
                                       modified payment
                                       upon acceleration:

--------------
*     Delete if the transaction will not be syndicated.



ALL NOTES:                        FIXED RATE NOTES:                   FLOATING RATE NOTES:

Settlement date and time:         If yes, state issue price:          Spread multiplier:
Place of delivery:                                                    Initial interest reset date:
Maturity date:                                                        Interest reset dates:
Initial accrual period OID:                                           Maximum rate:
Total amount of OID:                                                  Minimum rate:
Original yield to maturity:                                           Calculation agent:
Optional repayment date(s):                                           Reporting service:

                                                                      Designated CMT Telerate page:
Redemption dates:                                                     Designated CMT maturity index.

Redemption price(s)
Interest payment dates:
Other terms:


      The provisions of Sections 1, 2(b), 2(c), 3 through 6 and 9 through 13 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

      [If on the Settlement Date any one or more of the Agents shall fail or refuse to purchase Notes that it has or they have agreed to purchase on such date, and the aggregate amount of Notes which such defaulting Agent or Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Notes to be purchased on such date, the other Agents shall be obligated severally in the proportions that the amount of Notes set forth opposite their respective names above bears to the aggregate amount of Notes set forth opposite the names of all such non-defaulting Agents, or in such other proportions as ________may specify, to purchase the Notes which such defaulting Agent or Agents agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the amount of Notes that any Agent has agreed to purchase pursuant to this Agreement be increased pursuant to this paragraph by an amount in excess of one-ninth of such amount of Notes without the written consent of such Agent. If on the Settlement Date any Agent or Agents shall fail or refuse to purchase Notes and the aggregate amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate amount of Notes to be purchased on such date, and arrangements satisfactory to ___________and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Agent or the Company. In any such case either _______________ or the Company shall have the right to postpone the Settlement Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Agent from liability in respect of any default of such Agent under this Agreement.]*

      This Agreement is also subject to termination on the terms incorporated by reference herein. If this Agreement is terminated, the provisions of Sections 3(h), 6, 9, 10 and 13 of the Distribution Agreement shall survive for the purposes of this Agreement.

      The following information, opinions, certificates, letters and documents referred to in Section 4 of the Distribution Agreement will be required:

-------------------

                                    [NAME OF RELEVANT AGENT(S)]


                                       By:
                                           -------------------------------
                                           Name:
                                           Title:
Accepted:

THE NEW YORK TIMES COMPANY


By:
   -----------------------------
   Name:
   Title:










--------
*     Delete if the transaction will not be syndicated.

                                                                      EXHIBIT B


                           THE NEW YORK TIMES COMPANY

                           MEDIUM-TERM NOTES, SERIES B

                            ADMINISTRATIVE PROCEDURES

                         ---------------------------------




      Explained below are the administrative procedures and specific terms of the offering of Medium-Term Notes (the "NOTES"), on a continuous basis by The New York Times Company (the "COMPANY") pursuant to the Distribution Agreement, dated as of September 17, 2002 (the "DISTRIBUTION AGREEMENT") among the Company and J.P. Morgan Securities Inc., Bank of America Securities LLC and Banc One Capital Markets, Inc. (the "AGENTS"). The Notes will be issued under an Indenture dated as of March 29, 1995 between the Company and JPMorgan Chase Bank (formerly known as Chemical Bank) ("JPMORGAN CHASE"), as trustee (the "TRUSTEE"), as supplemented by the First Supplemental Indenture, dated as of August 21, 1998 and the Second Supplemental Indenture dated as of July 26, 2002 (such Indenture, as supplemented, the "INDENTURE"). In the Distribution Agreement, the Agents have agreed to use reasonable efforts to solicit purchases of the Notes, and the administrative procedures explained below will govern the issuance and settlement of any Notes sold through an Agent, as agent of the Company. An Agent, as principal, may also purchase Notes for its own account, and if requested by such Agent, the Company and such Agent will enter into a terms agreement (a "TERMS AGREEMENT"), as contemplated by the Distribution Agreement. The administrative procedures explained below will govern the issuance and settlement of any Notes purchased by an Agent, as principal, unless otherwise specified in the applicable Terms Agreement.

      JPMorgan Chase will be the Trustee, Registrar, Calculation Agent, Authenticating Agent and Paying Agent for the Notes and will perform the duties specified herein. Each Note will be represented by either a Global Security (as defined below) delivered to JPMorgan Chase, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "BOOK-ENTRY NOTE") or a certificate delivered to the holder thereof or a person designated by such holder (a "CERTIFICATED NOTE"). Except as set forth in the Indenture, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

      Book-Entry Notes, which may be payable only in U.S. dollars, will be issued in accordance with the administrative procedures set forth in Part I hereof as they may subsequently be amended as the result of changes in DTC'S operating procedures.

Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture, the Notes or any prospectus supplement relating to the Notes shall be used herein as therein defined.

      The Company will advise the Agents in writing of the employees of the Company with whom the Agents are to communicate regarding offers to purchase Notes and the related settlement details.

      PART I: ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

      In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, JPMorgan Chase will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and JPMorgan Chase to DTC, dated as of September 13, 2002, and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated as of November 13, 2001 (the "MTN CERTIFICATE AGREEMENT"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:           On any date of settlement (as defined under
                    "SETTLEMENT" below) for one or more Book-Entry Notes,
                    the Company will issue a single global security in
                    fully registered form without coupons (a "GLOBAL
                    SECURITY") representing up to U.S. $500,000,000
                    principal amount of all such Notes that have the same
                    Original Issue Date, Maturity Date and other terms.
                    Each Global Security will be dated and issued as of
                    the date of its authentication by the Trustee.  Each
                    Global Security will bear an interest accrual date,
                    which will be (i) with respect to an original Global
                    Security (or any portion thereof), its original
                    issuance date and (ii) with respect to any Global
                    Security (or any portion thereof) issued subsequently
                    upon exchange of a Global Security, or in lieu of a
                    destroyed, lost or stolen Global Security, the most
                    recent Interest Payment Date to which interest has
                    been paid or duly provided for on the predecessor
                    Global Security (or if no such payment or provision
                    has been made, the original issuance date of the
                    predecessor Global Security), regardless of the date
                    of authentication of such subsequently issued Global
                    Security.  Book-Entry Notes may be payable only in
                    U.S. dollars.  No Global Security will represent any
                    Certificated Note.

Denominations:      Book-Entry Notes will be issued in principal amounts
                    of U.S. $1,000 or any amount in excess thereof that
                    is an integral multiple of U.S. $1,000.  Global
                    Securities will be denominated in principal amounts
                    not in excess of U.S. $500,000,000.  If one or


                                      B-2


                    more Book-Entry Notes having an aggregate principal amount in excess of $500,000,000 would, but for the preceding sentence, be represented by a single Global
                    Security, then one Global Security will be issued to represent each U.S. $500,000,000 principal amount of such Book-Entry Note or Notes and an additional Global
                    Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same
                    CUSIP number.

Preparation         If any offer to purchase a Book-Entry Note is accepted by
of Pricing          or on behalf of the Company, the Company will prepare a
Supplement:         pricing supplement (a "PRICING SUPPLEMENT") reflecting
                    the terms of such Note. The Company (i) will arrange to
                    file such Pricing Supplement with the Commission in
                    accordance with the applicable paragraph of Rule 424(b)
                    under the Act and (ii) will, as soon as possible and in
                    any event not later than the date on which such Pricing
                    Supplement is filed with the Commission, deliver the
                    number of copies of such Pricing Supplement to the
                    relevant Agent as such Agent shall request.

                    In each instance that a Pricing Supplement is prepared, the relevant Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing
                    Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:         The receipt by the Company of immediately available funds
                    in payment for a Book-Entry Note and the authentication
                    and issuance of the Global Security representing such
                    Note shall constitute "SETTLEMENT" with respect to such
                    Note.  All offers accepted by the Company will be settled
                    on the third Business Day next succeeding the date of
                    acceptance, unless the Company accepts an offer to
                    purchase Notes after 4:30 p.m. on such date in which case
                    settlement will occur on the fourth Business Day next
                    succeeding such date of acceptance, pursuant to the
                    timetable for settlement set forth below, unless the
                    Company and the purchaser agree to settlement on another
                    day, which shall be no earlier than the next Business
                    Day.

Settlement          Settlement Procedures with regard to each Book-Entry Note
Procedures:         sold by the Company to or through an Agent (unless
                    otherwise specified pursuant to a Terms Agreement) shall
                    be as follows:


                                      B-3


                    A. The relevant Agent will advise the Company by telephone that such Note is a Book-Entry Note and of the following settlement information:

                          1.  Principal amount.

                          2.  Maturity Date.

                          3. In the case of a Fixed Rate Book-Entry Note, the Interest Rate, Interest Payment Dates, applicability of of modified payment upon acceleration (and if applicable, the issue price), or, in the case of a Floating Rate Book-Entry Note, the Initial Interest Rate (if known at such time), Interest Payment Date(s), Interest Payment Period,
                          Calculation Agent, Interest Rate Basis, Index
                          Maturity, Initial Interest Reset Date, Interest
                          Reset Dates, Spread or Spread Multiplier (if any),
                          Minimum Rate (if any), Maximum Rate (if any),
                          Reporting Service (if applicable), Designated CMT
                          Telerate Page (if applicable) and Designated CMT
                          Maturity Index (if applicable).

                          4.  Redemption or repayment provisions (if any).

                          5.  Settlement date and time (Original Issue Date).

                          6.  Price.

                          7. Agent's commission (if any) determined as provided in the Distribution Agreement.

                          8.  Whether the Note is an Original Issue Discount
                          Note (an "OID NOTE"), and if it is an OID Note, the total amount of OID, the yield to maturity, the initial accrual period OID and the applicability of Modified Payment upon Acceleration (and, if so, the Issue Price).

                          9. Whether the Note is an Indexed Note, and if it is an Indexed Note, the Denominated Currency, the Indexed Currency or Currencies, the Payment
                          Currency, the Exchange Rate Agent, the Reference
                          Dealers, the Face Amount, the Fixed Amount of each
                          Indexed Currency, the Aggregate Fixed Amount of each Indexed Currency and the Authorized
                          Denominations (if other than U.S. dollars).

                          10. Whether the Note is a Renewable Note, and if it is a


                                      B-4


                          Renewable Note, the Initial Maturity Date and the
                          Final Maturity Date.

                          11. Whether the Company has the option to extend the Original Maturity Date of the Note, and, if so, the Final Maturity Date of such Note.

                          12. Whether the Company has the option to reset the Interest Rate, the Spread or the Spread Multiplier of the Note.

                          13. Any other applicable terms.

                    B. The Company will advise JPMorgan Chase by telephone or electronic transmission (confirmed in writing at any time on the same date) of the information set forth in Settlement Procedure "A" above. JPMorgan Chase will then assign a CUSIP number to the Global Security representing such Note and will notify the Company and the relevant
                    Agent of such CUSIP number by telephone as soon as practicable.

                    C. JPMorgan Chase will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, the relevant
                    Agent and Standard & Poor's Corporation:

                          1.  The information set forth in Settlement
                          Procedure "A".

                          2. The Initial Interest Payment Date for such Note, the number of days by which such date succeeds the related DTC Record Date (which in the case of Floating Rate Notes which reset daily or weekly, shall be the date five calendar days immediately preceding the applicable Interest Payment Date and, in the case of all other Notes, shall be the Record
                          Date as defined in the Note) and, if known, the amount of interest payable on such Initial Interest
                          Payment Date.

                          3.  The CUSIP number of the Global Security
                          representing such Note.

                          4. Whether such Global Security will represent any other Book-Entry Note (to the extent known at such time).


                                      B-5


                          5. Whether such Note is an Amortizing Note (by an appropriate notation in the comments field of DTC's
                          Participant Terminal System).

                          6. The number of participant accounts to be maintained by DTC on behalf of the relevant Agent and Chase.

                    D. The Trustee will complete and authenticate the Global
                    Security representing such Note.

                    E. DTC will credit such Note to JPMorgan Chase's participant account at DTC.

                    F. JPMorgan Chase will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to JPMorgan Chase's participant account and credit such Note to the relevant Agent's participant account and (ii) debit such Agent's settlement account and credit
                    JPMorgan Chase's settlement account for an amount equal to the price of such Note less such Agent's commission (if any). The entry of such a deliver order shall constitute a representation and warranty by JPMorgan Chase to DTC that
                    (a) the Global Security representing such Book-Entry Note has been issued and authenticated and (b) JPMorgan Chase is holding such Global Security pursuant to the MTN Certificate
                    Agreement.

                    G. Unless the relevant Agent is the end purchaser of such Note, such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

                    H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                    I. JPMorgan Chase will credit to the account of the Company maintained at JPMorgan Chase, in immediately available funds the amount transferred to JPMorgan Chase in accordance with Settlement Procedure "F".


                                      B-6


                    J. Unless the relevant Agent is the end purchaser of such Note, such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                    K. Monthly, JPMorgan Chase will send to the Company a statement setting forth the principal amount of Notes outstanding as of that date under the Indenture and setting forth a brief description of any sales of which the Company has advised JPMorgan Chase that have not yet been settled.

Settlement          For sales by the Company of Book-Entry Notes to or
Procedures          through an Agent (unless otherwise specified pursuant
Timetable:          to a Terms Agreement) for settlement on the first
                    Business Day after the sale date, Settlement Procedures "A"
                    through "J" set forth above shall be completed as soon as
                    possible but not later than the respective times in New York
                    City set forth below:

                    Settlement
                    PROCEDURE      TIME
                    ----------     ----
                    A     11:00 a.m. on sale date
                    B     12:00 Noon on sale date
                    C     2:00 p.m. on sale date
                    D     9:00 a.m. on settlement date
                    E     10:00 a.m. on settlement date
                    F-G   2:00 p.m. on settlement date
                    H     4:45 p.m. on settlement date
                    I-J   5:00 p.m. on settlement date

                    If a sale is to be settled more than a Business Day after the sale date, Settlement Procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00
                    A.M., 12:00 Noon and 2:00 P.M., respectively, on the first
                    Business Day after the sale date. If the Initial Interest
                    Rate for a Floating Rate Book- Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the first Business Day before the settlement date. Settlement
                    Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.


                                      B-7


                    If settlement of a Book-Entry Note is rescheduled or cancelled, JPMorgan Chase, after receiving notice from the Company or the relevant Agent, will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled settlement date.

Failure             If JPMorgan Chase  fails to enter an SDFS deliver
to Settle:          order with respect  to a Book-Entry Note pursuant to
                    Settlement Procedure "F", JPMorgan Chase may deliver to DTC, through DTC's Participant Terminal System, as soon as
                    practicable a withdrawal message instructing DTC to debit
                    such Note to JPMorgan Chase's participant account, provided that JPMorgan Chase's participant account contains a
                    principal amount of the Global Security representing such
                    Note that is at least equal to the principal amount to be
                    debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global
                    Security, JPMorgan Chase will mark such Global Security
                    "cancelled," make appropriate entries in the Trustee's
                    records and send such cancelled Global Security to the
                    Company. The CUSIP number assigned to such Global Security shall, in accordance with the procedures of the CUSIP
                    Service Bureau of Standard & Poor's Corporation, be
                    cancelled and not immediately reassigned. If a withdrawal
                    message is processed with respect to one or more, but not
                    all, of the Book-Entry Notes represented by a Global
                    Security, JPMorgan Chase will exchange such Global Security for two Global Securities, one of which shall represent such
                    Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the
                    remaining Book-Entry Notes previously represented by the
                    surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                    If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the relevant
                    Agent may enter SDFS deliver orders through DTC's
                    Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "F" and "G", respectively.
                    Thereafter, JPMorgan Chase will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                    Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect.

                    In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedures "D" and "F", for the authentication and issuance of a Global Security representing the Book-Entry Notes to be represented by such Global Security and will make appropriate entries in its records.

             PART II: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

   The Trustee will serve as Registrar in connection with the Certificated
Notes.

Issuance:           Each Certificated Note will be dated and issued as of
                    the date of its authentication by the Trustee.  Each
                    Certificated Note will bear an Original Issue Date,
                    which will be (i) with respect to an original
                    Certificated Note (or any portion thereof), its
                    original issuance date (which will be the settlement
                    date) and (ii) with respect to any Certificated Note
                    (or portion thereof) issued subsequently upon
                    transfer or exchange of a Certificated Note or in
                    lieu of a destroyed, lost or stolen Certificated
                    Note, the original issuance date of the predecessor
                    Certificated Note, regardless of the date of
                    authentication of such subsequently issued
                    Certificated Note.

Preparation         If any offer to purchase a Certificated Note is
of Pricing          accepted by or on behalf of the Company, the Company
Supplement:         will prepare a Pricing Supplement reflecting the
                    terms of such Note. The Company (i) will arrange to file
                    such Pricing Supplement with the Commission in accordance
                    with the applicable paragraph of Rule 424(b) under the Act and (ii) will, as soon as possible and in any event not
                    later than the date on which such Pricing Supplement is
                    filed with the Commission, deliver the number of copies of such Pricing Supplement to the relevant Agent as such Agent shall request.

                    In each instance that a Pricing Supplement is prepared, the relevant Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing
                    Supplements, and the Prospectuses to which they are attached
                    (other than those retained for files), will be destroyed.

Settlement:         The receipt by the Company of immediately available
                    funds in exchange for an authenticated Certificated
                    Note delivered to the relevant Agent and such Agent's
                    delivery of such Note against receipt of immediately
                    available funds shall constitute "SETTLEMENT" with
                    respect to such Note.  All offers accepted by the
                    Company will be settled on the third Business Day
                    next succeeding the date of acceptance, unless the
                    Company accepts an offer to purchase Notes after 4:30
                    p.m. on such date in which case settlement will occur
                    on the fourth Business Day next succeeding such date
                    of acceptance, pursuant to the timetable for
                    settlement set forth below, unless the Company and
                    the purchaser agree to settlement on another date,
                    which date shall be no earlier than the next Business
                    Day.

Settlement          Settlement Procedures with regard to each Certificated
Procedures:         Note sold by the Company to or through an Agent (unless
                    otherwise specified pursuant to a Terms Agreement) shall be as follows:

                    A. The relevant Agent will advise the Company by telephone that such Note is a Certificated Note and of the following settlement information:

                          1. Name in which such Note is to be registered ("REGISTERED OWNER").

                          2. Address of the Registered Owner and address for payment of principal and interest.

                          3.  Taxpayer identification number of the
                          Registered Owner (if available).

                          4.  Principal amount.

                          5.  Maturity Date.

                          6. In the case of a Fixed Rate Certificated Note, the Interest Rate, Interest Payment Dates, applicability of of modified payment upon acceleration (and if applicable, the issue price), or, in the case of a Floating Rate Certificated Note, the Initial Interest Rate (if known at such time), Interest Payment Date(s), Calculation Agent, Interest Rate Basis, Index Maturity, Initial Interest Reset Date, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Rate (if any), Maximum Rate (if any), Reporting Service (if applicable), Designated CMT Telerate Page (if applicable) and Designated CMT Maturity Index (if applicable).

                          7.  Redemption or repayment provisions (if any).

                          8.  Settlement date and time (Original Issue Date).

                          9.  Price.

                          10. Agent's commission (if any) determined as provided in the Distribution Agreement.

                          11. Denominations.

                          12. Whether the Note is an OID Note, and if it is an OID Note, the total amount of OID, the yield to maturity, the initial accrual period OID and the applicability of Modified Payment upon Acceleration (and if so, the Issue Price).

                          13. Whether the Note is an Indexed Note, and if it is an Indexed Note, the Denominated Currency, the Indexed Currency or Currencies, the Payment Currency, the Exchange Rate Agent, the Reference Dealers, the Face Amount, the Fixed Amount of each Indexed Currency, the Aggregate Fixed Amount of each Indexed Currency and the Authorized Denominations (if other than U.S. dollars).

                          14. Whether the Note is a Renewable Note, and if it is a Renewable Note, the Initial Maturity Date and the Final Maturity Date.

                          15. Whether the Company has the option to extend the Original Maturity Date of the Note, and, if so, the Final Maturity Date of such Note.

                          16. Whether the Company has the option to reset the Interest Rate, the Spread or the Spread Multiplier of the Note.

                          17.   Any other applicable terms.

                    B. The Company will advise the Trustee by telephone or electronic transmission (confirmed in writing at any time on the same date) of the information set forth in Settlement Procedure "A" above.

                    C. The Company will have delivered to the Trustee a pre-printed four-ply packet for such Note, which packet will contain the following documents in forms that have been approved by the Company, the relevant Agent and the
                    Trustee:

                          1.    Note with customer confirmation.

                          2.    Stub One - For the Trustee.

                          3.    Stub Two - For the relevant Agent.

                          4.    Stub Three - For the Company.

                    D. The Trustee will complete such Note and authenticate such Note and deliver it (with the confirmation) and Stubs One and Two to the relevant Agent, and such Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to the Trustee. Such delivery will be made only against such acknowledgment of receipt. The Agent will arrange for payment to the account of the Company at Chase, or to such other account as the Company shall have specified to such Agent, in immediately available funds, of an amount equal to the price of such Note less such Agent's commission (if any). In the event that the instructions given by such Agent for payment to the account of the Company are revoked, the Company will as promptly as possible wire transfer to the account of such Agent an amount of immediately available funds equal to the amount of such payment made.

                    E. Unless the relevant Agent is the end purchaser of such Note, such Agent will deliver such Note (with confirmation) to the customer against payment in immediately available funds. Such Agent will obtain the acknowledgment of receipt of such Note by retaining Stub Two.

                    F. The Trustee will send Stub Three to the Company by first-class mail. Monthly, the Trustee will also send to the Company a statement setting forth the principal amount of the Notes outstanding as of that date under the Indenture and setting forth a brief description of any sales of which the Company has advised the Trustee that have not yet been settled.

Settlement          For sales by the Company of Certificated Notes to or
Procedures          through an Agent (unless otherwise specified pursuant to
Timetable:          a Terms Agreement), Settlement Procedures "A" through "F"
                    set forth above shall be completed on or before the respective times in New York City set forth below:

                    Settlement
                    PROCEDURE                       TIME
                    ----------                      ----
                    A      2:00 p.m. on day before settlement date
                    B      3:00 p.m. on day before settlement date
                    C-D    2:15 p.m. on settlement date
                    E      3:00 p.m. on settlement date
                    F      5:00 p.m. on settlement date

Failure             If a purchaser fails to accept delivery of and make
to Settle:          payment for any Certificated Note, the relevant Agent
                    will notify the Company
                    and the Trustee by telephone and return such Note to the Trustee. Upon receipt of such notice, the Company will immediately wire transfer to the account of such Agent an amount equal to the price of such Note less such Agent's commission in respect of such Note (if any). Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business
                    Day following the settlement date. If the failure shall have occurred for any reason other than a default by such Agent in the performance of its obligations hereunder and under the Distribution Agreement, then the Company will reimburse such Agent or the Trustee, as appropriate, on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Trustee will mark such Note "cancelled," make appropriate entries in the Trustee's records and send such Note to the Company.

                                                                      EXHIBIT C


                                     PART I

                    FORM OF AGENT ACCESSION LETTER - PROGRAM

[Date]

To:    The New York Times Company

Re:   The New York Times Company (the "COMPANY")
      U.S.$300,000,000 MEDIUM-TERM NOTE PROGRAM

Ladies and Gentlemen:

We refer to the Distribution Agreement dated as of September 17, 2002 (as amended, modified or supplemented from time to time, the "DISTRIBUTION AGREEMENT") relating to the above Medium-Term Note Program and made between the Company and the Agents party thereto. Unless otherwise defined herein, all terms used herein have the meanings given to them in the Distribution Agreement.

We confirm that we are in receipt of a copy of the Distribution Agreement and copies of all documents that we have requested and have found them to our satisfaction.

For the purposes of the Distribution Agreement our notice details are as follows:

(insert name, address, telephone, facsimile and attention).

In consideration of the appointment by the Company of us as an Agent under the Distribution Agreement we hereby undertake, for the benefit of the Company and each of the other Agents, that we will perform and comply with all the duties and obligations expressed to be assumed by an Agent under the Distribution Agreement.

This letter is governed by, and shall be construed in accordance with, the law of the State of New York, without regard to conflicts of law principles.

                                    Yours faithfully,

                                    [Name of New Agent]

                                    By_____________________________
                                      Name:
                                      Title:

cc:   _______________________ (Trustee)
      _______________________ (Agents)

                                                                      EXHIBIT C


                                     PART II

                      FORM OF CONFIRMATION LETTER - PROGRAM

[Date]

To:    [Name and address of new Agent]

Re:   U.S.$300,000,000 MEDIUM-TERM NOTE PROGRAM

Ladies and Gentlemen:

We refer to the Distribution Agreement dated as of September 17, 2002 (as amended, modified or supplemented from time to time, the "DISTRIBUTION AGREEMENT") relating to the above Medium-Term Note Program and hereby acknowledge receipt of your Agent Accession Letter to us dated _____________.

In accordance with Section 11 of the Distribution Agreement we hereby confirm that, with effect from the date hereof, you shall become a party to the Distribution Agreement, vested with all the authority, rights, powers, duties and obligations of an Agent as if originally named as Agent under the Distribution Agreement.

                                    Yours faithfully,

                                    THE NEW YORK TIMES COMPANY

                                    By_____________________________
                                      Name:
                                      Title:

                                                                      EXHIBIT C


                                    PART III

                    FORM OF AGENT ACCESSION LETTER - NOTE ISSUE

[Date]

To:   The New York Times Company

Re:   The New York Times Company  (the "COMPANY")
      U.S.$300,000,000 MEDIUM-TERM NOTE PROGRAM

Ladies and Gentlemen:

We refer to the Distribution Agreement dated as of September 17, 2002 (as amended, modified or supplemented from time to time, the "DISTRIBUTION AGREEMENT") relating to the above Medium-Term Note Program and made between the Company and the Agents party thereto. Unless otherwise defined herein, all terms used herein have the meanings given to them in the Distribution Agreement.

We confirm that we are in receipt of a copy of the Distribution Agreement and copies of all documents that we have requested and have found them to our satisfaction.

For the purposes of the Distribution Agreement our notice details are as follows:

(insert name, address, telephone, facsimile and attention).

In consideration of the Company appointing us as an Agent in respect of the issue of [__________ Medium-Term Notes due __________] (the "ISSUE") under the Distribution Agreement we hereby undertake, for the benefit of the Issuer and each of the other Agents, that in relation to the Issue we will perform and comply with all the duties and obligations expressed to be assumed by an Agent under the Distribution Agreement.

This letter is governed by, and shall be construed in accordance with, the law of the State of New York, without regard to conflicts of law principles.

                                    Yours faithfully,

                                    [Name of New Agent]

                                    By_____________________________
                                      Name:
                                      Title:

cc:   _______________________ (Trustee)

                                                                      EXHIBIT C


                                     PART IV

                    FORM OF CONFIRMATION LETTER - NOTE ISSUE

[Date]

To:   [Name and address of new Agent]

Re:   The New York Times Company
      U.S.$300,000,000 MEDIUM-TERM NOTE PROGRAM

Ladies and Gentlemen:

We refer to the Distribution Agreement dated as of September 17, 2002 (as amended, modified or supplemented from time to time, the "DISTRIBUTION AGREEMENT") relating to the above Medium-Term Note Program and hereby acknowledge receipt of your Agent Accession Letter to us dated ___________.

In accordance with Section 11 of the Distribution Agreement we hereby confirm that, with effect from the date hereof in respect of the issue of __________ Medium-Term Notes due __________ (the "ISSUE"), you shall become a party to the Distribution Agreement, vested with all the authority, rights, powers, duties and obligations of an Agent in relation to the Issue as if originally named as Agent under the Distribution Agreement, provided that following the issue of the Notes representing the Issue you shall have no further authority, rights, powers, duties or obligations except such as may have accrued or been incurred prior to or in connection with the issue of such Notes.

                                          Yours faithfully,

                                          THE NEW YORK TIMES COMPANY

                                          By_____________________________
                                            Name:
                                            Title:


cc:   _______________________ (Trustee)